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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 31, 1997





                               Netrix Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)





    Delaware                          0-50464                    54-1345159
------------------                -----------------         ------------------
(State or other                    (Commission File         (I.R.S. Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)




       13595 Dulles Technology Drive, Herndon, Virginia             22071
     ---------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (703) 742-6000

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ITEM 5   OTHER EVENTS

         On January 31, 1997, Netrix Corporation (the "Company") announced that Chuck Stein, the Company's president and CEO since 1987, has been named Chairman of the Board. Lynn Chapman, Vice President and General Manager of the Company's Enterprise Networking Business who has been with the Company since 1992, has been named President, Chief Executive Officer and a director of the Company.





ITEM 7   EXHIBITS


         99.  Press Release dated January 31, 1997
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NETRIX CORPORATION



Date:   January 31, 1997                    By:  /s/ Robert Carroll
                                               -----------------------
                                                 Robert Carroll
                                                 Vice President, Finance